UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 16, 2015
M&T BANK CORPORATION
(Exact name of registrant as specified in its charter)
New York
State or other jurisdiction of incorporation)

1-9861	16-0968385
(Commission File Number)	(I.R.S. Employer Identification No.)

One M&T Plaza, Buffalo, New York	14203
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code: (716) 842-5445
(NOT APPLICABLE)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Information

On April 16, 2015, M&T Bank Corporation ("M&T"), Hudson City Bancorp, Inc. ("Hudson City") and Wilmington Trust Corporation, a direct, wholly owned subsidiary of M&T ("Merger Sub"), entered into an amendment (the "Amendment") to that certain Agreement and Plan of Merger, dated as of August 27, 2012, as amended by Amendment No. 1, dated as of April 13, 2013, Amendment No. 2, dated as of December 16, 2013, and Amendment No. 3, dated as of December 8, 2014 (the "Merger Agreement"), by and among M&T, Hudson City and Merger Sub, pursuant to which, among other things, Hudson City will merge with and into Merger Sub, with Merger Sub continuing as the surviving corporation (the "Merger").

The Amendment extends, from April 30, 2015 to October 31, 2015, the date after which either M&T or Hudson City can elect to terminate the Merger Agreement if the Merger has not yet been completed.

A copy of the Amendment is attached hereto as Exhibit 2.1 and is incorporated herein by reference.  The foregoing description of the Amendment does not purport to be complete and is qualified by reference to the full text of the Amendment.

On April 17, 2015, M&T and Hudson City issued a joint press release in connection with the Amendment, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Cautionary Statements Regarding Forward-Looking Information

This Current Report on Form 8-K contains forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are based on certain assumptions and describe future plans, strategies and expectations of Hudson City and M&T.  Such forward-looking statements may be identified by the use of such words as "may," "believe," "expect," "anticipate," "should," "plan," "estimate," "predict," "continue," and "potential" or the negative of these terms or other comparable terminology. Examples of forward-looking statements include, but are not limited to, estimates with respect to the financial condition, results of operations and business of Hudson City and M&T, and their respective strategies, plans, objectives, expectations and intentions, including the Merger, and other statements contained in this Current Report on Form 8-K that are not historical facts.  Hudson City's and M&T's ability to predict results or the actual effect of future plans or strategies, including the Merger and Hudson City's implementation of its strategic plan, is inherently uncertain and actual results and performance could differ materially from those contemplated or implied by these forward-looking statements. They can be affected by inaccurate assumptions Hudson City and M&T might make or by known or unknown risks and uncertainties.  Factors that could cause assumptions to be incorrect include, but are not limited to, changes in interest rates, general economic conditions, legislative, regulatory and public policy changes, further delays in closing the Merger and the ability of Hudson City or M&T to obtain regulatory approvals and meet other closing conditions to the Merger. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. For a summary of important factors that could affect Hudson City's forward-looking statements, please refer to Hudson City Bancorp, Inc.'s filings with the Securities and Exchange Commission ("SEC") available at www.sec.gov. For a summary of important factors that could affect M&T's forward-looking statements, please refer to M&T's filings with the SEC available at www.sec.gov. Neither Hudson City nor M&T intends to update any of the forward-looking statements after the date of this Current Report on Form 8-K or to conform these statements to actual events.

Important Additional Information

In connection with the Merger, M&T filed with the SEC on February 22, 2013 a Registration Statement on Form S-4 that included a Joint Proxy Statement of M&T and Hudson City and a Prospectus of M&T.  The Form S-4 has been declared effective.

Each of M&T and Hudson City may file other relevant documents concerning the proposed transaction.  SHAREHOLDERS OF M&T AND HUDSON CITY ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR

SUPPLEMENTS TO THOSE DOCUMENTS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

A free copy of the Joint Proxy Statement/Prospectus, as well as other filings containing information about M&T and Hudson City, may be obtained at the SEC's Internet site (http://www.sec.gov). You are also able to obtain these documents, free of charge, from M&T at www.mtb.com under the tab "About Us" and then under the heading "Investor Relations" or from Hudson City by accessing Hudson City's website at www.hcsbonline.com under the heading "Investor Relations." Copies of the Joint Proxy Statement/Prospectus can also be obtained, free of charge, by directing a request to Investor Relations, One M&T Plaza, Buffalo, New York 14203 (716) 842-5445.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits.
The following exhibits are filed herewith:

Exhibit No.	Description of Exhibit

2.1
Amendment No. 4, dated as of April 16, 2015, to the Agreement and Plan of Merger, dated as of August 27, 2012, as amended by Amendment No. 1, dated as of April 13, 2013, Amendment No. 2, dated as of December 16, 2013, and Amendment No. 3, dated as of December 8, 2014, by and among M&T Bank Corporation, Hudson City Bancorp, Inc. and Wilmington Trust Corporation.

99.1	Joint Press Release, dated April 17, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, M&T has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

M&T BANK CORPORATION
/s/ Drew J. Pfirrman
Drew J. Pfirrman
Senior Vice President and General Counsel

Date: April 17, 2015

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

2.1
Amendment No. 4, dated as of April 16, 2015, to the Agreement and Plan of Merger, dated as of August 27, 2012, as amended by Amendment No. 1, dated as of April 13, 2013, Amendment No. 2, dated as of December 16, 2013, and Amendment No. 3, dated as of December 8, 2014, by and among M&T Bank Corporation, Hudson City Bancorp, Inc. and Wilmington Trust Corporation.

99.1	Joint Press Release, dated April 17, 2015.